CLAYMORE EXCHANGE-TRADED FUND TRUST


                   Claymore/Sabrient Stealth ETF (the "Fund")


SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE ABOVE LISTED FUND:

Effective July 20, 2010, the name of the Fund will change to Wilshire Micro-Cap ETF and the Fund's ticker symbol will change to WMCR. At that time, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Stealth Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the "Wilshire Micro-Cap Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy to seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire Micro-Cap Index, unless it provides shareholders with at least 60 days' written notice of such change.

Additionally, the Fund's Board of Trustees approved changes to the Fund's investment policies, which will also take effect on July 20, 2010, such that the Fund will at all times invest at least 80% of its total assets in micro-capitalization companies that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Wilshire Micro-Cap is a rules-based index comprised of, as of March 31, 2010, approximately 1,564 securities of micro-capitalization companies, as defined by Wilshire Associates Incorporated ("Wilshire" or the "Index Provider"). The Wilshire Micro-Cap is designed to represent micro-sized companies and is a subset fo the Wilshire 5000 Total Market IndexSM (the "Wilshire 5000"). The Wilshire Micro-Cap represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.

Finally, the Fund's Board of Trustees has approved a revised Investment Advisory Agreement for the Fund to reduce the fee payable by the Fund as follows: The Fund will pay Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Investment Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Investment Adviser for providing services for the Fund.

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Previously, pursuant to the Investment Advisory Agreement, the Fund paid the
Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. The Fund's Investment Adviser had contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2012. The offering costs excluded from the 0.60% expense cap were: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser had entered into the Expense Reimbursement Agreement in which the Investment Adviser agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser was permitted to recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, fell below the Expense Cap.


                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

May 19, 2010